CommunityBanks

LOCAL PEOPLE ► LOCAL DECISIONS

Super-Community

BANK CONFERENCE

Navigating in Turbulent  Waters

Mid-Atlantic 2003  •  November 3 and 4, 2003

Exhibit 99.1

This presentation contains “forward looking” information, as defined by the
Private Securities Litigation Reform Act of 1995, that is based on
Community’s current expectations, estimates and projections about future events and financial trends affecting the financial condition of its business.
These statements are not historical facts or guarantees of future performance, events, or results.  Such statements involve potential risks and uncertainties and, accordingly, actual performance results may differ materially.  Community undertakes no obligation to publicly update or revise forward looking information, whether as a result of new, updated information, future events, or otherwise.

Eddie L. Dunklebarger
Chairman, President and CEO

Donald F. Holt
EVP and CFO

Representatives

Community Banks

One-bank holding company headquartered in Harrisburg, PA

Operates 47 banking offices throughout Central PA from
Poconos into Northern Maryland

Five regional markets served by Regional Presidents

$1.8 billion in assets with “market cap” of $325 to $350
million

Extensive mix of financial products with access to strategic partnership services

Growth orientation, with focus on combining community
banking with expanded, integrated financial services

Presentation

Performance Overview

Environment

Background

Profitability

Markets & Business Expansion

Managing for Growth

Performance Analysis

Shareholder Focus

Challenges and Risks

Performance Overview:
Global Environment

Economic Malaise/Looming Deficits

Interest Rates/Margin Compression/Mortgage Financing

Business Confidence

Political Issues

Bush Tax Plan

State Budget Deficits

Election Year Build Up

“War on Terror”

Iraq

Continuing Threats

Performance Overview:
Local Market Environment

“Stable” Economic Underpinnings

M&A Turbulence/Market Share Opportunity

Accelerated Credit Union Activity

Pennsylvania

Pro-Business Climate?

Budget Impasse: Taxes/Education

Performance Overview:
Operating Principles

             Growth

+ Diversification

+ Efficiency

=  Sustained Profitability

   =  Shareholder Value!

Performance Overview:
Goals

Minimum ROE of 15%

Purchase accounting and “tangible equity”

A changing “metric” in years to come

Annual earnings growth of 10%

Minimum annual asset growth of 10%

Non-interest income to 30% by 2004

Efficiency ratio below 60%

Performance Overview:
Third Quarter Results

Net Income

$ 5,147,000

$ 4,740,000

8.6%

Earnings Per Share*

$ 0.52

$ 0.48

8.3%

Return on Average Equity

14.95%

15.09%

----

Return on Average
Realized Equity**

15.65%

15.61%

----

*Reflects 5% stock dividend paid April 2003.

**Excludes accumulated other comprehensive income.

2003

2002

%

Performance Overview:
September Year to Date

Net Income

$15,224,000

$13,810,000

10.2%

Earnings Per Share*

$ 1.54

$ 1.39

10.8%

Return on Average Equity

15.12%

15.63%

----

Return on Average
Realized Equity**

16.00%

15.58%

----

*Reflects 5% stock dividend paid April 2003.

**Excludes accumulated other comprehensive income.

2003

2002

%

Markets:
Markets and Expansion

Markets:
Franchise Summary

York County (16 Offices)

2nd fastest-growing urban Pennsylvania market

Dauphin County (10 Offices)

Harrisburg, State Capital

M&T Bank/Allfirst:  Opportunity

Schuylkill/Luzerne/Northumberland (13 Offices)

Stable, with “growth” pockets

Adams/Cumberland/Snyder (6 Offices)

Adjacent to growth

Maryland Expansion (2 Offices)

Melrose

Westminster

Markets:
Core Expansion

Total Offices = 47; 14 Offices Added Since 2001

2002 Additions

South Queen Street, York

Downtown York

Melrose, Maryland

2003

Downtown Harrisburg (Dauphin County)

Normandie Ridge (York) — limited service

Westminster (Maryland)

Proposed 2004 Sites

Hershey (Dauphin County)

Lemoyne (Cumberland County)

Spring Grove (York County)

Carlisle (Cumberland County)

*Includes Community’s eight-county market.

Markets:
Share of Deposit Base*

2002

1997

2002

1997

Increase:

Community

6%

4%

40

28

Wachovia

10%

9%

50

63

Waypoint

10%

9%

39

45

Decrease:

M&T

9%

12%

64

71

Allfirst

11%

18%

57

73

46%

52%

250

280

Deposit Market Share

Number of Offices

Markets:
Business Expansion

Title Insurance

ABCO (4/03)

Combined Three Franchises

Year-to-date revenues of $1.8 million

Insurance Agency

Shultz (6/03)

Your Insurance Partner (9/03)

Mortgage Origination

Erie Financial Group (7/03)

Doubled origination capacity

Integration of Businesses is critical focus

Markets:
A Year of Recognition

Central Penn Business Journal

Fastest Growing Bank

Top 50 Fastest Growing Businesses

Harrisburg Magazine

“Simply the Best” Bank

Harrisburg Patriot News

Top 10 “Superstar” (handout)

Downtown Harrisburg/York Openings

“Entrepreneur of the Year” Finalist

Managing for Growth:
Administration/Organization

Merged Banks

Consolidation of Operating Systems

Southern Operations Center (Hanover)

New Call Center

Managing for Growth:
Regional Focus

Regional Presidents (from left to right): Bernard E. Wible,
Brett D. Fulk, James P. Helt, Jeffrey S. Fagan, David E. Hawley,

Robert Rahal (not pictured)

Managing for Growth
Ambassador Program

James L. Smith

Capital Region
Ambassador

Thomas S. Capello

York Region Ambassador

Harry E. Filbert, Jr.

Northern Region
Ambassador

William H. Kiick

Hanover/Adams Region
Ambassador

Managing for Growth:
Corporate Governance

Sarbanes-Oxley: “FDICIA for Nonbanks”

Audit Committee

FDICIA impact—strong governance principles in place

Addition of Scott Newkam of HERCO

Loan Loss Reserve

Critical Accounting Policy

Increased Scrutiny

Process Improvement/Documentation

ALCO Process

Staff additions/leveraging tools

Audit Committee oversight

Performance Analysis

Net Interest Income

Non-interest Income

Asset Quality

Operating Expenses

$60
$50
$40
$30
$20
$39
$43
$47
$50
$56
$42
$44
12/31/98
12/31/99
12/31/00
12/31/01
12/31/02
9/30/02
9/30/03

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CommunityBanks

Performance Analysis:
Net Interest Income

(fully tax equivalent basis)

in millions

5-Year CAGR  9.6%

Annual Growth
4.8%

Performance Analysis:
Net Interest Income (cont’d.)

2003

2002

2003

2002

Asset Yield

5.88%

6.80%

6.10%

7.02%

Cost of Funds

2.80%

3.51%

2.94%

3.69%

Net Interest Spread

3.08%

3.29%

3.16%

3.33%

Net Interest Margin

3.45%

3.78%

3.54%

3.83%

Change in NIM

33 bp

29 bp

Third Quarter

Year to Date

Performance Analysis:
Net Interest Income (cont’d.)

Quarterly Comparison (’03 vs. ’02)

Lost 92 bp in Asset Yield

Reduced Funding Cost by 71 bp

NIM Declined 4 bp on sequential basis

Steady Growth

Loan Growth at 14%; Consumer, Variable Commercial

Deposit Growth Steady; Premium NOW Account

Pricing Compression/Balance Sheet Growth

$14.0
$12.0
$10.0
$8.0
$6.0
$4.0
$2.0
$0.0
$5.0
$6.1
$7.7
$10.4
$12.9
$9.7
$13.1
12/31/98
12/31/99
12/31/00
12/31/01
12/31/02
9/30/02
9/30/03

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CommunityBanks

(excluding security gains)

Performance Analysis:
Non-Interest Revenues

millions

5-Year CAGR  27.9%

Annual
Growth
34.8%

w

Performance Analysis:
Non Interest Revenues

Strength of Insurance Product Sales

Title Insurance

Agency Operations

Mortgage Origination

Honors Overdraft

Investment Products

Pension Curtailment in Third Quarter
(non-recurring)

Legacy Plan

Benefit of Reduced Pension Expense

Performance Analysis:
Asset Quality…positive trends

(in thousands)

9/30/2003

9/30/2002

% Change

Activity for the year:

Net charge-offs

$803

$2,113

(62%)

Provision for loan losses

1,900

2,750

(31%)

Problem loan trends:

Accruing loans 90 days past due

71

691

(90%)

Non-accrual loans

11,310

8,640

31%

Total risk elements

11,953

10,015

19%

Coverage:

Allowance to loans

1.26%

1.41%

----

Allowance to non-accrual loans

1.19x

1.48x

----

70%
65%
60%
55%
50%
45%
40%
55.88%
55.54%
55.42%
59.77%
56.81%
59.81%
1998
1999
2000
2001
2002
2003 YTD

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CommunityBanks

Performance Analysis:
Expense Control

1Includes merger costs.

2Without merger costs.

1

2

55.33%

Efficiency Ratio

Performance Analysis:
Drivers

Balance Sheet (period end):

Assets

13.8%

10.8%

Loans

10.4%

24.3%

Deposits

10.9%

9.2%

Income Statement:

Net Interest Income (FTE)

9.6%

4.8%

Non-Interest Income

27.9%

34.8%

Net Income

14.5%

10.4%

Earnings per Share

14.5%

10.9%

5-year Compound

Annual Growth Rate

2003 Growth

(12/97–12/02)

(Annualized)

Performance Analysis:
Loan Growth

End of period balances,
in millions

Commercial

$296

$371

$75

25.3%

33.9%

Commercial Real Estate

247

278

31

12.6%

16.8%

Residential Mortgage

109

99

(10)

(9.2)%

(12.3)%

Consumer

253

321

68

26.9%

35.9%

Total

$905

$1,069

$164

18.1%

24.3%

Balance

Balance

$

%

Annualized

12/31/02

9/30/03

Growth

Growth

Growth

Performance Analysis:
Performance Goals

YTD Actual

*Excludes security gains.

Minimum ROE of 15%. . . . . . . . . . . .

15.12%

Annual EPS Growth of 10% . . . . . . . . .

11%

Annual Asset Growth of 10%. . . . . . . . . .

13%

Fee Income to 30% by 2004*. . . . . . . . . .

26%

Efficiency Ratio Below 60% . . . . . . . .

59.81%

Shareholder Focus

Share volume—daily volume up 30% with
NASDAQ

13 Market Makers

Coverage by 3 Analysts (Janney, Sandler, Ferris)

First Quarter Dividend Increase of 25%

Share Repurchase: 115,000 shares ($3.2 million)

Ninth consecutive year of stock dividends

Cash Dividends Per Share
$0.22
$0.20
$0.18
$0.16
$0.14
$0.12
$0.10
$0.08
$0.06
$0.04
$0.02
$0.00
Stock Price Per Share
$35
$30
$25
$20
$15
$10
$5
$0
1989
1990
1991
1992
1993
1994
1995
1996
1997
1998
1999
2000
2001
2002
2003
Dividends
Share Price

- 34 -

Shareholder Focus:
Appreciation and Dividend

8-Year Total Return 244%

8-Year Annual Return 16.7%

Challenges

Growing and Garnering Market Share

Leverage existing office investment

Disruption “opportunities”

Targeted geographic expansion

Stabilizing Net Interest Margin

Cost of Funds unlikely to go lower

Asset Yields continue to compress

Sluggish economy adds additional pressure

Challenges (cont’d):

Service Expansion

Trust, financial products, insurance

Honors overdraft

Online banking and bill payment

Technology Investment

Leverage Customer Service Initiatives

Expense Management

CREDIT QUALITY!!!

Challenges:
Market Disruption

Core Markets:  “Window of Opportunity”

Allfirst/M&T Bank

Marketing Effort

Media

Staffing

New Markets

Maryland

F&M/Mercantile

Performance Risks

Sustained Economic Slowdown

Interest Rate Volatility

Margin Deterioration

Mortgage Activity Impact

Credit Quality Issues

Expansion

Diversified Businesses

“Core” Market Presence

Contiguous Markets

Consolidation Activity

Performance Risks:
Operating Principles

               Growth

+    Diversification

+    Efficiency

=  Sustained Profitability

   =  Shareholder Value!

CommunityBanks

LOCAL PEOPLE ► LOCAL DECISIONS

The Bryn Mawr Trust Company

A World of DIFFERENCE

- 40 -

CommunityBanks

Strategic Partnership

Questions

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